UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 2, 2007

         HarborView Mortgage Loan Trust 2007-7
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc.
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140279	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Registrant registered offerings of its HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-7 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140279) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $1,598,999,000 aggregate principal amount of Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates of its HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-7 on October 2, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 30, 2007, as supplemented by the Prospectus Supplement dated October 1, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and a Custodian. The “Certificates” consist of the following classes: Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class C, Class P, Class R and Class ES. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain fixed and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $ 1,597,071,439 as of September 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of September 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and a Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of September 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and GMAC Mortgage, LLC (as successor to GMAC Mortgage Corporation), as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.3
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Residential Funding Company, LLC, as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.4
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Central Mortgage Company, as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.5
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Downey Savings and Loan Association, F.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator regarding the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005.

99.6
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Downey Savings and Loan Association, F.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator regarding the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 31, 2005.

99.7
Interest Rate Swap Master Agreement, Schedule and Confirmation (Reference No. 1935636) dated as of October 2, 2007, including Credit Support Annex, between Swiss Re Financial Products Corporation, as Swap Provider, and Wells Fargo Bank, N.A., as Securities Administrator for the Supplemental Interest Trust with respect to the HarborView Mortgage Loan Trust 2007-7.

99.8
Interest Rate Cap  Master Agreement, Schedule and Confirmation (Reference No. 1935647) dated as of October 2, 2007, including Credit Support Annex, between Swiss Re Financial Products Corporation, as Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Securities Administrator for the HarborView Mortgage Loan Trust 2007-7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:   /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

Dated: October 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of September 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and a Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of September 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and GMAC Mortgage, LLC (as successor to GMAC Mortgage Corporation), as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.3
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Residential Funding Company, LLC, as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.4
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Central Mortgage Company, as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.5
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Downey Savings and Loan Association, F.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator regarding the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005.

99.6
Reconstituted Servicing Agreement dated as of September 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and Downey Savings and Loan Association, F.A., as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator regarding the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 31, 2005.

99.7
Interest Rate Swap Master Agreement, Schedule and Confirmation (Reference No. 1935636) dated as of October 2, 2007, including Credit Support Annex, between Swiss Re Financial Products Corporation, as Swap Provider, and Wells Fargo Bank, N.A., as Securities Administrator for the Supplemental Interest Trust with respect to the HarborView Mortgage Loan Trust 2007-7.

99.8
Interest Rate Cap  Master Agreement, Schedule and Confirmation (Reference No. 1935647) dated as of October 2, 2007, including Credit Support Annex, between Swiss Re Financial Products Corporation, as Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Securities Administrator for the HarborView Mortgage Loan Trust 2007-7.